UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------
In re:                                           Chapter 11

SIGNAL APPAREL COMPANY, INC.                         Case No.  00-14462
SOCCER HOLDINGS, INC                                 Case No.  00-14463

                  Debtor
---------------------------------------

OPERATING STATEMENT FOR THE
PERIOD FROM NOVEMBER 1, 2000 TO NOVEMBER 30, 2000


DEBTOR'S ADDRESS:
    34 ENGLEHARD DRIVE
    AVENEL, NJ 07001

                                             DISBURSEMENTS FOR 11/1 - 11/30/00:
                                                  $1,314,791

DEBTOR'S ATTORNEY:
    ANGEL & FRANKEL, PC
    460 Park Avenue
    New York, NY 10022

                                             OPERATING LOSS FOR 11/1 - 11/30/00:
                                                  $  320,308

REPORT PREPARER:
    Gerald R. Mohamed Jr.

     The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

                                        /s/ Michael J. Dervis
DATE: January 23, 2001                  --------------------------
                                        Michael J. Dervis, CFO

Signal Apparel Company, Inc. ("Signal") is engaged in the sales and marketing, of apparel within the following product lines; screenprinted and embroidered knit and woven activewear for men and boys, and screenprinted and embroided ladies' and girls' activewear, bodywear and swimwear. Signal outsources all of its manufacturing and embellishment processes to third parties domestic and abroad. Soccer Holdings, Inc. ("Holdings") is its wholly owned subsidiary. On September 22, 2000, Signal and Holdings, each filed petition for relief under Chapter 11 of the federal bankruptcy laws. The following financial statements (balance sheet, statement of operations and cash flows) are presented as of November 30, 2000. These statements do not reflect any interest on any pre-petition debt.


                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                                  Balance Sheet
                                November 30, 2000
                                     (000's)


          ASSETS

Cash                                                                          58
Net Accounts Receivable                                                      522
Notes Receivable                                                              74
Net Inventories                                                            3,286
Prepaid Assets                                                               303
                                                                      ----------
     Total Current Assets                                                  4,242

Net Fixed Assets                                                           1,689
Net Goodwill                                                              24,531
Other Assets                                                                 966
                                                                      ----------

Total Assets                                                              31,428
                                                                      ==========

                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                                  Balance Sheet
                                November 30, 2000
                                     (000's)


LIABILITIES & SHAREHOLDERS EQUITY
Liabilities Not Subject to Compromise:
Accounts Payable                                                            (72)
GMAC CC Debt (Post-Petition) (a)                                         (1,724)
                                                                   ------------
         Sub-Total                                                       (1,796)

Liabilities Subject to Compromise:
Current Liabilities:
Accounts payable & Accrued Liabilities                                  (15,687)
GMAC CC Debt (Pre-Petition) (a)                                         (43,543)
Other Liabilities                                                      (102,025)
                                                                   ------------
         Sub-Total                                                     (161,255)

    Total Current Liabilities                                          (163,050)

Shareholders' Deficit:
Preferred Stock                                                         (54,287)
Common Stock                                                               (535)
Additional Paid in Capital                                             (191,263)
Retained Deficit                                                        376,591
                                                                   ------------
                                                                        130,506

Less: Treasury Shares                                                     1,117
                                                                   ------------

Total Shareholders Deficit                                              131,622
                                                                   ------------

Total Liabilities & Shareholders Deficit                                (31,428)
                                                                   ============

(a) Amounts owing to GMAC CC do not reflect items not charged to the loan balance as of November 30, 2000 (e.g. open Letters of Credit). These amounts will be shown in December if charged by year-end 2000.

                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                        Post-Petition Operating Statement
                                November 30, 2000



                                                                       Total
                                                                  -------------

Gross Sales                                                           2,604,655
Sales Returns & Allowances                                                1,369
                                                                  -------------

Net Sales                                                             2,606,024
Cost of Sales                                                        (2,365,600)
                                                                  -------------
Gross Profit before Royalties                                           240,424

Royalty Expense                                                         (19,571)
                                                                  -------------
Gross Margin                                                            220,853

S, G & A                                                               (386,589)
                                                                  -------------

EBITDA                                                                 (165,736)

Depreciation & Amortization                                            (183,089)
Interest (Expense)/Income-Post                                          (14,300)
Misc Income                                                              42,817
                                                                  -------------

Profit/(loss) Before Dividend                                          (320,308)

Preferred Dividend                                                           --
                                                                  -------------
Net Profit/(Loss)                                                      (320,308)


Misc income reflects a $42k gain on the redemption of stock.

                          SIGNAL APPAREL COMPANY, INC.
                             (Debtor in Possession)
                       For the period 11/01/00 to 11/30/00


                  CONSOLIDATED STATEMENT OF FEDERAL, STATE AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD


                                                                        Amount
                                                                     -----------

Gross wages and salaries paid or incurred                                179,979

Payroll taxes withheld                                                    43,851

Employer payroll tax contributions                                         9,276


Payments of payroll taxes withheld and employer tax contributions:

               Payee                         Date                    Amount
        ---------------------------------------------------------------------
        Federal Reserve Bank            Nov 2,9,16,27              46,232.53

        State Taxes:
             MN                         Nov 2,9,16,27                 291.86
             NJ                         Nov 2,9,16,27               3,988.74
             NY                         Nov 2,9,16,27               1,488.20

        Local Taxes:
             NYC                        Nov 2,9,16,27                 554.63

        SUI/SDI:
             NJ                         Nov 2,9,16,27                 550.37
             NY                         Nov 2,9,16,27                  21.00
                                                                 -----------

                                                                   53,127.33

                          SIGNAL APPAREL COMPANY, INC.
                             (Debtor in Possession)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                       For the period 11/1/00 to 11/30/00


Operating Activities:
   Net Loss                                                            (320,308)
Adjustments to reconcile net loss to
     net cash used in operating activities:
       Depreciation and amortization                                    183,089
       Non-cash interest charges                                             --
Changes in operating assets and liabilities:
       Receivables                                                           --
       Inventories                                                    1,391,000
       Prepaid expenses and other current
         assets                                                              --
       Other assets                                                     (20,640)
       Accounts payable and accrued
         liabilities                                                    (22,217)
                                                                 --------------
           Net cash used in operating
              Activities                                              1,210,924

Investing activities:
       Purchases of property, plant and equipment                             0
       Proceeds from sale of property, plant and
         equipment                                                            0
                                                                 --------------
           Net Cash provided by investing activities                          0
                                                                 --------------

Financing activities:
       Net (decrease) increase in revolving advance
         account and term loan borrowings                            (1,496,214)
       Net (decrease) increase in other loan term borrowings            213,005
       Principal payments on other long term borrowings                      --

                                                                 --------------
           Net cash provided by financing activities                 (1,283,209)
                                                                 --------------

Net (decrease) increase in cash and cash equivalents                    (72,285)
Cash and cash equivalents, at the beginning of the period               129,944
                                                                 --------------
Cash and cash equivalents, at the end of the period                      57,659
                                                                 ==============